Federated Adjustable Rate Securities Fund
INSTITUTIONAL SHARES (TICKER FEUGX)
SERVICE SHARES (TICKER FASSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2012
Under the heading entitled “Securities in Which the Fund Invests,” please add the following:
Floaters (Type of CMOs)
Floaters receive a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). Floaters receive more interest as interest rates rise, which may be subject to a lifetime cap.
Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund will only invest in CMBS that are issued or guaranteed by U.S. government agencies and government sponsored enterprises. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS.
September 24, 2013

Federated Adjustable Rate Securities Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451902 (9/13)